UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2003

ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1345 Avenue of the Americas, New York, New York		10105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-969-1000

Item 1.    Changes in Control of Registrant.

Not applicable.

Item 2.    Acquisition or Disposition of Assets.

Not applicable.

Item 3.    Bankruptcy or Receivership.

Not applicable.

Item 4.    Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 5.    Other Events and Regulation FD Disclosure.

Not applicable.

Item 6.    Resignations of Registrant’s Directors.

Not applicable.

Item 7.    Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired

None.

(b)                                 Pro Forma Financial Information

None.

(c)                                  Exhibits

99.23                                 Alliance Capital Management Holding L.P. is furnishing its News Release dated November 10, 2003.

Item 8.  Change in Fiscal Year.

                                Not applicable.

Item 9.  Regulation FD Disclosure.

                                                                                                Alliance Capital Management Holding L.P. is furnishing its News Release dated November 10, 2003. The News Release is attached hereto as Exhibit 99.23.

Item 10. Amendments to the Registrant’s Code of Ethics, or

                                                Waiver of a Provision of the Code of Ethics.

                                                                Not applicable.

Item 11. Temporary Suspension of Trading under Registrant’s

                                                Employee Benefit Plans.

                                                                Not applicable.

Item 12.  Results of Operations and Financial Condition.

                                                Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.

Dated: November 10, 2003	By:	Alliance Capital Management
Corporation, General Partner

	By:	/s/ Adam R. Spilka
Adam R. Spilka
Senior Vice President and Counsel